UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                            First United Corporation
             (Exact name of registrant as specified in its charter)


         Maryland                          0-14237              52-1380770
         --------                          -------              ----------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or organization)                               Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.02.        Results of Operations and Financial Condition.

         On November 5, 2004, First United Corporation (the "Corporation") issued a press release describing the Corporation's unaudited financial results for the three and nine months ended September 30, 2004, a copy of which is furnished herewith as Exhibit 99.1.

         The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit   99.1--Press   release  dated  November  5,  2004   (furnished
herewith).


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           FIRST UNITED CORPORATION


Dated:  November 9, 2004                   By: /s/ Robert W. Kurtz
                                              ----------------------------------
                                              Robert W. Kurtz
                                              President and CFO

25569-1 , 11/9/2004
                                  Exhibit Index

Exhibit           Description
-------           -----------

99.1              Press release dated November 5, 2004 (furnished herewith).